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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1998
                                                        ------------------


                             AETNA INDUSTRIES, INC.
                              MS ACQUISITION CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                                           38-2007550
        Delaware                                           13-3379803
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(State or other jurisdiction                            (IRS Employer
   of incorporation)                                Identification Number)

                                    333-11801
                                  333-11801--01
                      ------------------------------------
                            (Commission File Number)



     24331 Sherwood Avenue, P.O. Box 3067, Centerline, MI           48015

     1, rue Thomas Edison, Quartier des Chenes
        78056 St. Quentin en Yvelines, France
--------------------------------------------------    -------------------------
        (Address of principal executive offices)                  (Zip Code)


                                                               (810) 759-2200
     Registrant's telephone number, including area code:    (33-1) 39.41.20.00
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On April 14, 1998, Aetna Industries, Inc.'s ("Aetna") parent, MS Acquisition Corp. ("MS") completed a combination with Society Financiere d' Etude et de Developpment Industriel et Technologique S. A., a French society anonyme ("Sofedit"). Arthur Andersen LLP are the independent accountants for Sofedit.

         On August 27, 1998 the Board of Directors of Aetna and MS recommended and approved the dismissal of PricewaterhouseCoopers and the engagement of Arthur Andersen LLP as the independent accountants for Aetna and MS.

         (a)      Information required by Item 304(a)(1) of Regulation S-K.

                  (i) PricewaterhouseCoopers LLP was dismissed as Aetna's and MS's independent accountants effective as of the close of business on September 15, 1998.

                  (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of Aetna and MS the past two years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) The Board of Directors approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through September 15, 1998 there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.

                  (v) During the two most recent fiscal years and through September 15, 1998 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) .

         (b)      Information required by Item 304(a)(2) of Regulation S-K.

                  Aetna and MS engaged Arthur Andersen LLP as its new independent accountants as of September 15, 1998. During the most recent two fiscal years and through September 15, 1998, neither Aetna nor MS had consulted with Arthur Andersen LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Aetna's or MS's financial statements, and either a written report was provided to Aetna or MS or oral advice was provided that the new accountant


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         concluded was an important factor considered by Aetna or MS reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event with Aetna's or MS's former auditor (each as defined in Regulation S-K Item 304(a)(1)).

                  Aetna and MS have requested that PricewaterhouseCoopers LLP provide it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated September 17, 1998 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit
           No.                           Description of Exhibits
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          16.1              Letter from PricewaterhouseCoopers LLP to the
                            Securities and Exchange Commission dated
                            September 17, 1998.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AETNA INDUSTRIES, INC.
                                           (Registrant)


Dated: September 17, 1998                  By:   \s\ Harold A. Brown
                                                --------------------------------
                                                   Harold A. Brown
                                                    Secretary; Vice President,
                                                    Finance
 .

                                           MS ACQUISITION CORP.
                                           (Registrant)


Dated: September 17, 1998                  By:   \s\ Harold A. Brown
                                                --------------------------------
                                                   Harold A. Brown
                                                    Secretary; Vice-President
                                                    North America



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                                INDEX TO EXHIBITS

Exhibit
Number            Description
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  16.1            Letter from PricewaterhouseCoopers LLP to the Securities and
                  Exchange Commission dated September 17, 1998.





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